Exhibit 99.2

Quarterly Financial Supplement - 1Q 2017

Page #

Consolidated Financial Summary	1
Consolidated Income Statement Information	2
Consolidated Financial Information and Statistical Data	3
Consolidated Return on Average Common Equity and Regulatory Capital Information	4
Consolidated Loans and Lending Commitments	5
Institutional Securities Income Statement Information	6
Institutional Securities Financial Information and Statistical Data	7
Wealth Management Income Statement Information	8
Wealth Management Financial Information and Statistical Data	9
Investment Management Income Statement Information	10
Investment Management Financial Information and Statistical Data	11
U.S. Bank Supplemental Financial Information	12
End Notes	13
Definition of U.S. GAAP to Non-GAAP Measures and Performance Metrics	14 - 15
Legal Notice	16

Consolidated Financial Summary
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:
	Mar 31, 2017	Dec 31, 2016	Mar 31, 2016	Dec 31, 2016	Mar 31, 2016
Net revenues
Institutional Securities	$5,152	$4,614	$3,714	12%	39%
Wealth Management	4,058	3,990	3,668	2%	11%
Investment Management	609	500	477	22%	28%
Intersegment Eliminations	(74)	(83)	(67)	11%	(10%)
Net revenues	$9,745	$9,021	$7,792	8%	25%

Income (loss) from continuing operations before tax
Institutional Securities	$1,730	$1,326	$908	30%	91%
Wealth Management	973	891	786	9%	24%
Investment Management	103	28	44	*	134%
Intersegment Eliminations	2	1	0	100%	*
Income (loss) from continuing operations before tax	$2,808	$2,246	$1,738	25%	62%

Net Income (loss) applicable to Morgan Stanley
Institutional Securities	$1,214	$1,104	$591	10%	105%
Wealth Management	647	531	493	22%	31%
Investment Management	67	30	50	123%	34%
Intersegment Eliminations	2	1	0	100%	*
Net Income (loss) applicable to Morgan Stanley	$1,930	$1,666	$1,134	16%	70%
Earnings (loss) applicable to Morgan Stanley common shareholders	$1,840	$1,509	$1,055	22%	74%

Financial Metrics:

Earnings per basic share	$1.02	$0.84	$0.56	21%	82%
Earnings per diluted share	$1.00	$0.81	$0.55	23%	82%

Return on average common equity	10.7%	8.7%	6.2%
Return on average common equity excluding DVA	10.6%	8.7%	6.2%

Book value per common share	$37.48	$36.99	$35.34
Tangible book value per common share	$32.49	$31.98	$30.44

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2017	Dec 31, 2016	Mar 31, 2016	Dec 31, 2016	Mar 31, 2016
Revenues:
Investment banking	$1,545	$1,377	$1,107	12%	40%
Trading	3,235	2,789	2,065	16%	57%
Investments	165	(19)	(34)	*	*
Commissions and fees	1,033	1,043	1,055	(1%)	(2%)
Asset management, distribution and admin. fees	2,767	2,754	2,620	--	6%
Other	229	194	80	18%	186%
Total non-interest revenues	8,974	8,138	6,893	10%	30%

Interest income	1,965	1,868	1,747	5%	12%
Interest expense	1,194	985	848	21%	41%
Net interest	771	883	899	(13%)	(14%)
Net revenues	9,745	9,021	7,792	8%	25%
Non-interest expenses:
Compensation and benefits	4,466	4,083	3,683	9%	21%

Non-compensation expenses:
Occupancy and equipment	327	311	329	5%	(1%)
Brokerage, clearing and exchange fees	509	480	465	6%	9%
Information processing and communications	428	460	442	(7%)	(3%)
Marketing and business development	136	169	134	(20%)	1%
Professional services	527	578	514	(9%)	3%
Other	544	694	487	(22%)	12%
Total non-compensation expenses	2,471	2,692	2,371	(8%)	4%

Total non-interest expenses	6,937	6,775	6,054	2%	15%

Income (loss) from continuing operations before taxes	2,808	2,246	1,738	25%	62%
Income tax provision / (benefit) from continuing operations (1) (2)	815	566	578	44%	41%
Income (loss) from continuing operations	1,993	1,680	1,160	19%	72%
Gain (loss) from discontinued operations after tax	(22)	0	(3)	*	*
Net income (loss)	$1,971	$1,680	$1,157	17%	70%
Net income applicable to nonredeemable noncontrolling interests	41	14	23	193%	78%
Net income (loss) applicable to Morgan Stanley	1,930	1,666	1,134	16%	70%
Preferred stock dividend / Other	90	157	79	(43%)	14%
Earnings (loss) applicable to Morgan Stanley common shareholders	$1,840	$1,509	$1,055	22%	74%

Pre-tax profit margin	29%	25%	22%
Compensation and benefits as a % of net revenues	46%	45%	47%
Non-compensation expenses as a % of net revenues	25%	30%	30%
Effective tax rate from continuing operations (1) (2)	29.0%	25.2%	33.3%

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Consolidated Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2017	Dec 31, 2016	Mar 31, 2016	Dec 31, 2016	Mar 31, 2016

Regional revenues
Americas	$7,088	$6,573	$5,752	8%	23%
EMEA (Europe, Middle East, Africa)	1,489	1,317	1,129	13%	32%
Asia	1,168	1,131	911	3%	28%
Consolidated net revenues	$9,745	$9,021	$7,792	8%	25%

Firm Expense Efficiency Ratio	71%	75%	78%

Balance sheet
Deposits	$152,109	$155,863	$157,591	(2%)	(3%)
Total Assets	$832,391	$814,949	$807,497	2%	3%
Global liquidity reserve	$197,647	$202,297	$211,069	(2%)	(6%)
Long-term debt outstanding	$172,688	$164,775	$162,804	5%	6%
Maturities of long-term debt outstanding (next 12 months)	$23,239	$26,127	$26,071	(11%)	(11%)

Common equity	$69,404	$68,530	$68,490	1%	1%
Less: Goodwill and intangible assets	(9,229)	(9,296)	(9,491)	(1%)	(3%)
Tangible common equity	$60,175	$59,234	$58,999	2%	2%

Preferred equity	$8,520	$7,520	$7,520	13%	13%
Junior subordinated debt issued to capital trusts (1)	$-	$-	$2,849	--	*

Period end common shares outstanding (millions)	1,852	1,852	1,938	--	(4%)
Average common shares outstanding (millions)
Basic	1,801	1,806	1,883	--	(4%)
Diluted	1,842	1,853	1,915	(1%)	(4%)

Worldwide employees	55,607	55,311	54,779	1%	2%

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Consolidated Return on Average Common Equity and Regulatory Capital Information
(unaudited)

	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Mar 31, 2016
Average Common Equity (billions)
Institutional Securities	$40.2	$43.2	$43.2
Wealth Management	17.2	15.3	15.3
Investment Management	2.4	2.8	2.8
Parent	9.2	7.8	6.9
Firm	$69.0	$69.1	$68.2

Return on average Common Equity
Institutional Securities	11%	9%	5%
Wealth Management	15%	13%	13%
Investment Management	11%	4%	7%
Firm	11%	9%	6%

Regulatory Capital (millions)

Common Equity Tier 1 capital (Transitional)	$60,457	$60,398	$58,514
Tier 1 capital (Transitional)	$69,150	$68,097	$65,198

Standardized Approach (Transitional)
Risk-weighted assets	$346,897	$340,191	$359,179
Common Equity Tier 1 capital ratio	17.4%	17.8%	16.3%
Tier 1 capital ratio	19.9%	20.0%	18.2%
Tier 1 leverage ratio	8.5%	8.4%	8.2%

Advanced Approach (Transitional)
Risk-weighted assets	$348,258	$358,141	$373,925
Common Equity Tier 1 capital ratio	17.4%	16.9%	15.6%
Tier 1 capital ratio	19.9%	19.0%	17.4%
Supplementary Leverage Ratio	6.5%	6.4%	6.1%

Pro-forma Fully Phased-in
Pro-forma Common Equity Tier 1 capital ratio (Standardized Approach)	16.7%	16.7%	15.2%
Pro-forma Common Equity Tier 1 capital ratio (Advanced Approach)	16.6%	15.9%	14.6%
Pro-forma Supplementary Leverage Ratio (Advanced Approach)	6.4%	6.2%	6.0%

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2017	Dec 31, 2016	Mar 31, 2016	Dec 31, 2016	Mar 31, 2016

Institutional Securities

Corporate loans (1)	$14.3	$13.6	$16.6	5%	(14%)

Corporate lending commitments (2)	83.7	86.0	89.3	(3%)	(6%)

Corporate Loans and Lending Commitments (3)	98.0	99.6	105.9	(2%)	(7%)

Other loans	28.3	28.9	30.2	(2%)	(6%)

Other lending commitments	5.0	4.2	4.0	19%	25%

Other Loans and Lending Commitments (4)	33.3	33.1	34.2	1%	(3%)

Institutional Securities Loans and Lending Commitments (5)	$131.3	$132.7	$140.1	(1%)	(6%)

Wealth Management

Loans	61.6	60.4	51.8	2%	19%

Lending commitments	8.7	8.3	6.4	5%	36%

Wealth Management Loans and Lending Commitments (6)	$70.3	$68.7	$58.2	2%	21%

Consolidated Loans and Lending Commitments (7)	$201.6	$201.4	$198.3	--	2%

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Institutional Securities
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2017	Dec 31, 2016	Mar 31, 2016(1)	Dec 31, 2016	Mar 31, 2016
Revenues:
Investment banking	$1,417	$1,274	$990	11%	43%
Trading	3,012	2,605	1,891	16%	59%
Investments	66	3	32	*	106%
Commissions and fees	620	602	655	3%	(5%)
Asset management, distribution and admin. fees	91	83	73	10%	25%
Other	173	150	4	15%	*
Total non-interest revenues	5,379	4,717	3,645	14%	48%

Interest income	1,124	1,006	1,053	12%	7%
Interest expense	1,351	1,109	984	22%	37%
Net interest	(227)	(103)	69	(120%)	*
Net revenues	5,152	4,614	3,714	12%	39%

Compensation and benefits	1,870	1,611	1,382	16%	35%
Non-compensation expenses	1,552	1,677	1,424	(7%)	9%
Total non-interest expenses	3,422	3,288	2,806	4%	22%

Income (loss) from continuing operations before taxes	1,730	1,326	908	30%	91%
Income tax provision / (benefit) from continuing operations (2)	459	209	275	120%	67%
Income (loss) from continuing operations	1,271	1,117	633	14%	101%
Gain (loss) from discontinued operations after tax	(22)	(2)	(3)	*	*
Net income (loss)	1,249	1,115	630	12%	98%
Net income applicable to nonredeemable noncontrolling interests	35	11	39	*	(10%)
Net income (loss) applicable to Morgan Stanley	$1,214	$1,104	$591	10%	105%

Pre-tax profit margin	34%	29%	24%
Compensation and benefits as a % of net revenues	36%	35%	37%

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Institutional Securities
Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2017	Dec 31, 2016	Mar 31, 2016	Dec 31, 2016	Mar 31, 2016
Investment Banking
Advisory revenues	$496	$628	$591	(21%)	(16%)
Underwriting revenues
Equity	390	225	160	73%	144%
Fixed income	531	421	239	26%	122%
Total underwriting revenues	921	646	399	43%	131%

Total investment banking revenues	$1,417	$1,274	$990	11%	43%

Sales & Trading
Equity	$2,016	$1,953	$2,056	3%	(2%)
Fixed Income	1,714	1,468	873	17%	96%
Other	(234)	(234)	(241)	--	3%

Total sales & trading net revenues	$3,496	$3,187	$2,688	10%	30%

Investments & Other
Investments	$66	$3	$32	*	106%
Other	173	150	4	15%	*
Total investments & other revenues	$239	$153	$36	56%	*

Institutional Securities net revenues	$5,152	$4,614	$3,714	12%	39%

Average Daily 95% / One-Day Value-at-Risk ("VaR")
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$30	$25	$33
Equity price	$15	$14	$18
Foreign exchange rate	$11	$9	$7
Commodity price	$8	$8	$11

Aggregation of Primary Risk Categories	$39	$32	$42

Credit Portfolio VaR	$15	$17	$16

Trading VaR	$44	$39	$46

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Wealth Management
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2017	Dec 31, 2016	Mar 31, 2016(1)	Dec 31, 2016	Mar 31, 2016
Revenues:
Investment banking	$145	$111	$121	31%	20%
Trading	238	186	194	28%	23%
Investments	1	2	(2)	(50%)	*
Commissions and fees	440	477	412	(8%)	7%
Asset management, distribution and admin. fees	2,184	2,185	2,054	--	6%
Other	56	45	58	24%	(3%)
Total non-interest revenues	3,064	3,006	2,837	2%	8%

Interest income	1,079	1,075	914	--	18%
Interest expense	85	91	83	(7%)	2%
Net interest	994	984	831	1%	20%
Net revenues	4,058	3,990	3,668	2%	11%

Compensation and benefits	2,317	2,223	2,088	4%	11%
Non-compensation expenses	768	876	794	(12%)	(3%)
Total non-interest expenses	3,085	3,099	2,882	--	7%

Income (loss) from continuing operations before taxes	973	891	786	9%	24%
Income tax provision / (benefit) from continuing operations	326	360	293	(9%)	11%
Income (loss) from continuing operations	647	531	493	22%	31%
Gain (loss) from discontinued operations after tax	0	0	0	--	--
Net income (loss)	647	531	493	22%	31%
Net income applicable to nonredeemable noncontrolling interests	-	-	-	--	--
Net income (loss) applicable to Morgan Stanley	$647	$531	$493	22%	31%

Pre-tax profit margin	24%	22%	21%
Compensation and benefits as a % of net revenues	57%	56%	57%

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Wealth Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2017	Dec 31, 2016	Mar 31, 2016	Dec 31, 2016	Mar 31, 2016

Bank deposit program (billions)	$149	$153	$152	(3%)	(2%)

Wealth Management Metrics

Wealth Management representatives	15,777	15,763	15,888	--	(1%)

Annualized revenue per representative (000's)	$1,029	$1,010	$923	2%	11%

Client assets (billions)	$2,187	$2,103	$1,999	4%	9%
Client assets per representative (millions)	$139	$133	$126	5%	10%
Client liabilities (billions)	$74	$73	$66	1%	12%

Fee-based asset flows (billions)	$18.8	$17.1	$5.9	10%	*
Fee-based client account assets (billions)	$927	$877	$798	6%	16%
Fee-based assets as a % of client assets	42%	42%	40%

Retail locations	599	601	604	--	(1%)

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Investment Management
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2017	Dec 31, 2016	Mar 31, 2016	Dec 31, 2016	Mar 31, 2016
Revenues:
Investment banking	$-	$1	$1	*	*
Trading	(11)	6	(10)	*	(10%)
Investments (1)	98	(24)	(64)	*	*
Commissions and fees	0	0	3	--	*
Asset management, distribution and admin. fees	517	512	526	1%	(2%)
Other	4	3	22	33%	(82%)
Total non-interest revenues	608	498	478	22%	27%

Interest income	1	0	1	*	--
Interest expense	0	(2)	2	*	*
Net interest	1	2	(1)	(50%)	*
Net revenues	609	500	477	22%	28%

Compensation and benefits	279	249	213	12%	31%
Non-compensation expenses	227	223	220	2%	3%
Total non-interest expenses	506	472	433	7%	17%

Income (loss) from continuing operations before taxes	103	28	44	*	134%
Income tax provision / (benefit) from continuing operations	30	(3)	10	*	200%
Income (loss) from continuing operations	73	31	34	135%	115%
Gain (loss) from discontinued operations after tax	0	2	0	*	--
Net income (loss)	73	33	34	121%	115%
Net income applicable to nonredeemable noncontrolling interests	6	3	(16)	100%	*
Net income (loss) applicable to Morgan Stanley	$67	$30	$50	123%	34%

Pre-tax profit margin	17%	6%	9%
Compensation and benefits as a % of net revenues	46%	50%	45%

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Investment Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2017	Dec 31, 2016	Mar 31, 2016	Dec 31, 2016	Mar 31, 2016

Assets under management or supervision (billions)

Net flows by asset class (1)
Equity	$-	$(1.0)	$(0.7)	*	*
Fixed Income	-	0.6	(0.8)	*	*
Liquidity	(10.0)	9.2	(2.4)	*	*
Alternative / Other products	1.8	(0.5)	0.3	*	*

Total net flows	$(8.2)	$8.3	$(3.6)	*	(128%)

Assets under management or supervision by asset class (2)
Equity	$87	$79	$81	10%	7%
Fixed Income	62	60	62	3%	--
Liquidity	153	163	146	(6%)	5%
Alternative / Other products	119	115	116	3%	3%

Total Assets Under Management or Supervision	$421	$417	$405	1%	4%
Share of minority stake assets	$7	$8	$8	(13%)	(13%)

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

U.S. Bank Supplemental Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2017	Dec 31, 2016	Mar 31, 2016	Dec 31, 2016	Mar 31, 2016

U.S. Bank assets	$179.4	$180.7	$177.0	(1%)	1%

U.S. Bank investment securities portfolio (1)	$62.6	$63.9	$61.8	(2%)	1%

Wealth Management U.S. Bank Data
Securities-based lending and other loans	$36.6	$36.0	$29.9	2%	22%
Residential real estate loans	25.0	24.4	21.8	2%	15%
Total Securities-based and residential loans	$61.6	$60.4	$51.7	2%	19%

Institutional Securities U.S. Bank Data
Corporate Lending	$6.1	$6.4	$9.8	(5%)	(38%)
Other Lending:
Corporate loans	13.1	13.9	14.1	(6%)	(7%)
Wholesale real estate and other loans	10.3	9.9	8.3	4%	24%
Total other loans	$23.4	$23.8	$22.4	(2%)	4%
Total corporate and other loans	$29.5	$30.2	$32.2	(2%)	(8%)

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

End Notes

Page 2:
(1)
Effective January 1, 2017, the Firm adopted new accounting guidance related to employee share-based payments, the transition impact of which was not significant.  Beginning in 2017, the income tax consequences related to share-based payments are required to be recognized in Provision for income taxes in the consolidated income statement instead of additional paid-in capital. The impact of the income tax consequences may be either a benefit or a provision.  Conversion of employee share-based awards to Firm shares will primarily occur in the first quarter of each year.  The impact of recognizing excess tax benefits upon conversion of awards in the first quarter 2017 was a discrete tax benefit of $112 million to Provision for income taxes. Results for 2016 have not been restated pursuant to the guidance.

(2)
For the quarter ended December 31, 2016, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $135 million primarily related to the remeasurement of reserves and related interest due to new information regarding the status of a multi-year tax authority examination.

Page 3:
(1)
During the quarter ended September 30, 2016, Morgan Stanley redeemed all of its issued and outstanding Capital Securities pursuant to the optional redemption provisions provided in the respective governing documents.

Page 5:
(1)	For the quarters ended March, 31, 2017, December 31, 2016, and March 31, 2016, the percentage of Institutional Securities corporate loans by credit rating was as follows:
- % investment grade: 31%, 32% and 36%
- % non-investment grade: 69%, 68% and 64%
(2)	For the quarters ended March 31, 2017, December 31, 2016, and March 31, 2016, the percentage of Institutional Securities corporate lending commitments by credit rating was as follows:
- % investment grade: 70%, 69% and 76%
- % non-investment grade: 30%, 31% and 24%
(3)
At March 31, 2017, December 31, 2016 and March 31, 2016, the "event-driven" portfolio of loans and lending commitments to non-investment grade borrowers were $13.9 billion, $15.3 billion and $10.6 billion, respectively.

(4)
The Institutional Securities business segment engages in other lending activity.  These activities include originating and/or purchasing corporate loans, commercial and residential mortgage lending, asset-backed lending, financing extended to equities and commodities customers, and loans to municipalities.

(5)
For the quarters ended March 31, 2017, December 31, 2016, and March 31, 2016, Institutional Securities recorded a provision (release) for credit losses of $21 million, $(2) million and $109 million, respectively, related to loans. For the quarters ended March 31, 2017, December 31, 2016, and March 31, 2016, a provision for credit losses of $3 million, $3 million and $15 million was recorded, respectively, related to lending commitments.

(6)
For the quarters ended March 31, 2017, December 31, 2016, and March 31, 2016, Wealth Management recorded a provision for credit losses of $1 million, $3 million and $3 million, respectively, related to loans. For the quarters ended March 31, 2017, December 31, 2016, and March 31, 2016, there was no material provision recorded related to lending commitments.

(7)
For the quarters ended March 31, 2017 and December 31, 2016, Investment Management reflected a loan balance of $24 million and $23 million, respectively, which are not included in the Consolidated Loans and Lending Commitments balance. Investment Management did not record any loans for the quarter ended March 31, 2016.

Page 6:
(1)
Effective July 1, 2016, the Wealth Management and Institutional Securities segments entered into an agreement whereby Institutional Securities assumed management of Wealth Management’s fixed income client-driven trading activities and related employees in an effort to build synergies across the businesses and more efficiently risk manage the Firm’s trading activities.  Periods prior to July 1, 2016 have not been recasted.

(2)
For the quarter ended December 31, 2016, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $137 million primarily related to the remeasurement of reserves and related interest due to new information regarding the status of a multi-year tax authority examination.

Page 8:
(1)
Effective July 1, 2016, the Wealth Management and Institutional Securities segments entered into an agreement whereby Institutional Securities assumed management of Wealth Management’s fixed income client-driven trading activities and related employees in an effort to build synergies across the businesses and more efficiently risk manage the Firm’s trading activities.   Periods prior to July 1, 2016 have not been recasted.

Page 10:
(1)
The quarters ended March 31, 2017, December 31, 2016 and March 31, 2016 include investment gains or losses for certain funds included in the Firm's consolidated financial statements for which the limited partnership interests in these gains or losses were reported in net income (loss) applicable to noncontrolling interests.

Page 11:
(1)	Net Flows by region for the quarters ended March 31, 2017, December 31, 2016 and March 31, 2016 were:
North America: $(16.6) billion, $2.5 billion and $0 billion
International: $8.4 billion, $5.8 billion and $(3.6) billion
(2)	Assets under management or supervision by region for the quarters ended March 31, 2017, December 31, 2016 and March 31, 2016 were:
North America: $259 billion, $269 billion and $264 billion
International: $162 billion, $148 billion and $141 billion

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(1)
For the quarters ended March 31, 2017, December 31, 2016 and March 31, 2016, the U.S. Bank investment securities portfolio included held to maturity investment securities of $14.1 billion, $13.5 billion and $7.7 billion, respectively.

Definition of U.S. GAAP to Non-GAAP Measures

(a)	The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors and analysts in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure. In addition to the following notes, please also refer to the Firm's first quarter earnings release footnotes for such definitions and reconciliations.

(b)	The following are considered non-GAAP financial measures: return on average common equity metrics, return on average common equity excluding DVA metrics, tangible common equity, tangible book value per common share and pre-tax margin. These measures are calculated as follows:
	-	The return on average common equity equals annualized net income for the quarter or full year net income applicable to Morgan Stanley less preferred dividends as a percentage of average common equity. The return on average common equity excluding DVA is adjusted for DVA in the denominator.
	-	Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
	-	Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
	-	Pre-tax profit margin percentages represent income from continuing operations before income taxes as percentages of net revenues.

(c)
The fully phased-in Common Equity Tier 1 risk-based capital ratios and fully phased-in Supplementary Leverage Ratio are pro-forma estimates which represent non-GAAP financial measures that the Firm considers to be useful measures for evaluating compliance with new regulatory capital requirements that have not yet become effective.  Supplementary leverage ratio equals fully phased-in Tier 1 capital divided by the fully phased-in total supplementary leverage exposure.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2016.

Definition of Performance Metrics

(a)
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see Note 16 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2016 (2016 Form 10-K).

(b)	Book value per common share equals common equity divided by period end common shares outstanding.
(c)	Preferred stock dividend / Other includes allocation of earnings to Participating Restricted Stock Units (RSUs).
(d)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's 2016 Form 10-K.

(e)	The Firm Expense Efficiency Ratio represents total non-interest expenses as a percentage of net revenues.
(f)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, non-U.S. government securities and other highly liquid investment grade securities.

(g)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of allowable mortgage servicing rights deduction.
(h)
The Firm’s capital estimation and attribution to the business segments are based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage use-of-capital measure, which is compared with the Firm’s regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time.  The Firm defines the difference between its total Average Common Equity and the sum of the Average Common Equity amounts allocated to its business segments as Parent equity.  The common equity estimation and attribution to the business segments is based on the Firm’s fully phased-in regulatory capital requirements, including supplementary leverage, and incorporates the Firm’s internal stress tests.  The amount of capital allocated to the business segments is set at the beginning of the year, and will remain fixed throughout the year until the next annual reset.  The Required Capital framework is expected to evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.  For further discussion of the framework, refer to Part II, Item 7 “Liquidity and Capital Resources—Regulatory Requirements” in Morgan Stanley’s Annual Report on Form 10-K for the year ended December 31, 2016.

(i)
The Firm’s binding risk-based capital ratios for regulatory purposes are the lower of the capital ratios computed under the (i) standardized approaches for calculating credit risk RWAs and market risk RWAs (the “Standardized Approach”); and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”).  At March 31, 2017, the binding ratio is based on the Advanced Approach transitional rules. For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 2016 Form 10-K.

(j)
Institutional Securities net income applicable to noncontrolling interests primarily represents the allocation to Mitsubishi UFJ Financial Group, Inc. of Morgan Stanley MUFG Securities Co., Ltd., which the Firm consolidates.

(k)	Institutional Securities discontinued operations primarily includes after-tax losses related to Saxon, which became a discontinued operation in 2011.
(l)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" included in the Firm's 2016 Form 10-K.

(m)	Annualized revenue per Wealth Management representative is defined as annualized revenue divided by average representative headcount.
(n)	Client assets per Wealth Management representative represents total client assets divided by period end representative headcount.
(o)	U.S. Bank refers to the Firm’s U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and excludes balances between Bank subsidiaries.
(p)	Wealth Management client liabilities reflect U.S. Bank lending and broker dealer margin activity.
(q)	Wealth Management fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(r)	Wealth Management fee-based asset flows include net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude institutional cash management related activity.
(s)	Investment Management Alternative/Other asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, as well as Multi-Asset portfolios.
(t)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested; and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(u)	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.
(v)
The Institutional Securities U.S. Bank other lending data includes activities related to commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's first quarter earnings press release issued April 19, 2017.